EXHIBIT 10(b)

                                RENEWAL OF LEASE


     Effective October 1, 1998, the Indenture of Lease (the "Lease") dated October 1, 1984 between Robert Howard ("Lessor") and Howtek, Inc. ("Lessee"), of the premises located at 21 Park Avenue, Hudson, NH, is renewed for a term of one
(1) year at the base rent of $78,499.92, payable in twelve (12) monthly installments of $6,541.66. All other terms and conditions of the Lease remain in effect.


LESSOR                                            LESSEE
                                                  HOWTEK, INC.

 /s/ Robert Howard                                BY: /s/ W. Scott Parr
--------------------------------                     ---------------------------
     ROBERT HOWARD                                        PRESIDENT


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